UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2009

Lorillard, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-34097 (Commission File Number)	13-1911176 (IRS Employer Identification No.)
714 Green Valley Road
Greensboro, North Carolina 24708-7018
(Address of principal executive offices, including zip code)
(336) 335-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-23.1
EX-99.1
EX-99.2

Item 8.01 Other Events
Lorillard, Inc. (the “Registrant”) is filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the contents of this report in its Registration Statement on Form S-3, that the Registrant intends to file shortly after the filing of this report, pursuant to which the Registrant’s wholly-owned subsidiary, Lorillard Tobacco Company, (“Lorillard Tobacco”) may offer debt securities (the “Debt Securities”). The Registrant will unconditionally guarantee, as primary obligor, the payment and performance of Lorillard Tobacco’s obligations in connection with the issuance of the Debt Securities.
In connection with the issuance of the Debt Securities, Rule 3-10 of the Securities and Exchange Commission Regulation S-X requires that the Registrant provide certain condensed consolidated financial information, including guarantor note information. In order to provide this information (i) Note 15 has been added to the Registrant’s consolidated financial statements for the year ended December 31, 2008 and Registrant is amending Item 8 of Part II (Financial Statements and Supplementary Data) of its Annual Report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”); and (ii) Note 9 has been added to the Registrant’s consolidated condensed financial statements for the quarter ended March 31, 2009 and Registrant is amending Item 1 of Part I (Financial Statements) of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the “Form 10-Q”). This does not represent a restatement of previously filed financial statements. Other than the changes reflected in the items in this filing, this report does not modify or update the disclosures in the Form 10-K or Form 10-Q in any way. As indicated in their reports included herein, the financial statements included in Exhibit 99.1 to this report have been audited by Deloitte & Touche LLP.
Copies of the amended Item 8 for Registrant’s Form 10-K and the amended Item 1 for Registrant’s Form 10-Q are filed herewith as Exhibits 99.1 and 99.2, respectively.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

23.1	Consent of the Independent Registered Public Accounting Firm.

99.1	Amended Item 8 to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008.

99.2	Amended Item 1 to Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC. (Registrant)
By:	/s/ David H. Taylor
David H. Taylor
Executive Vice President, Finance and Planning and Chief Financial Officer

Dated: June 11, 2009